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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) June 7, 2002
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                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             333-60030                                 23-2811925
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       Commission File Number)              (I.R.S. Employer Identification No.)


200 Witmer Road, Horsham, Pennsylvania                                  19044
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

          On or about June 27, 2002, the Registrant will cause the issuance and sale of approximately $737,674,251 initial principal amount of various classes of Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2002, among the Registrant, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-60030 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Collateral Term Sheets are being filed as an exhibit to this report.

     The Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired

          Not applicable

          (b)  Pro Forma Financial Information

          Not applicable

          (c)  Exhibits.

               99.1 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                              (Registrant)




Dated:  June 11, 2002         By:    \s\ David Lazarus
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                              Name:  David Lazarus
                              Title: Vice President

                                INDEX TO EXHIBITS

Exhibit
  No.       Document Description
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99.1        Collateral Term Sheets prepared by the Underwriters
            in connection with the sale of the Publicly
            Offered Certificates of the Registrant.